UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2024

Endo International plc

(Exact name of registrant as specified in its charter)

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None (1)

(1)

On August 26, 2022, Endo International plc’s ordinary shares, which previously traded on the Nasdaq Global Select Market under the symbol ENDP, began trading exclusively on the over-the-counter market under the symbol ENDPQ. On September 14, 2022, Nasdaq filed a Form 25-NSE with the U.S. Securities and Exchange Commission (the “SEC”) and Endo International plc’s ordinary shares were subsequently delisted from the Nasdaq Global Select Market. On December 13, 2022, Endo International plc’s ordinary shares were deregistered under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, beginning on August 16, 2022, Endo International plc (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”), commenced voluntary cases (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re Endo International plc, et al., Case No. 22-22549 (JLG). On December 19, 2023, the Debtors filed a Joint Chapter 11 Plan of Reorganization (as amended, the “Plan”) in the Bankruptcy Court.

On March 22, 2024, the Bankruptcy Court entered an order confirming and approving the fourth amended version of the Plan, which was filed on March 18, 2024 (the “Confirmation Order”). The Debtors expect that the effective date of the Plan (the “Effective Date”) will occur once all conditions precedent to the Plan have been satisfied or waived.

On April 14, 2024, and pursuant to the Plan, the Company and certain of the Debtors entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with the Buyers party thereto, pursuant to which the Buyers will acquire substantially all assets of the Company, as contemplated by the Plan. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Purchase Agreement.

The Purchase Agreement provides that, among other things and subject to the terms and conditions set forth therein, at the Closing:

(i) the DAC Seller will sell, assign, transfer, convey and deliver to the Enterprise Buyer all right, title and interest in and to all Endo Luxembourg Transferred Equity Interests;

(ii) each of the U.S. Sellers will sell, assign, transfer, convey and deliver to the US Buyer all right, title and interest in and to all Transferred Assets held by such U.S. Sellers;

(iii) each of the Canada Sellers will sell, assign, transfer, convey and deliver to the Canada Buyer all right, title and interest in and to all Transferred Assets held by such Canada Sellers;

(iv) each of the Ireland Sellers, the UK Seller, the Luxembourg Sellers, the Cyprus Seller and the Bermuda Sellers will sell, assign, transfer, convey and deliver to the Canada Buyer all right, title and interest in and to all Transferred Assets held by such Ireland Sellers, the UK Seller, the Luxembourg Sellers, the Cyprus Seller and the Bermuda Sellers.

The Endo Companies are not selling, and the Buyers are not purchasing, any assets other than the Transferred Assets. In connection with the purchase and sale of the Transferred Assets, at the Closing, the Buyers will assume, pay, discharge, perform or otherwise satisfy only the Assumed Liabilities.

The board of directors of the Company and the governing bodies of each of the Subsidiaries have approved the Purchase Agreement and the transactions contemplated thereby.

Conditions to Closing

Consummation of the transactions contemplated by the Purchase Agreement is subject to certain conditions set forth in the Purchase Agreement, including, but not limited to, the: (i) absence of any law or order restraining, making illegal or otherwise prohibiting the consummation of the transactions contemplated by the Purchase Agreement or the Ancillary Agreements; (ii) expiration or termination of any waiting periods applicable to the consummation of the transactions contemplated by the Purchase Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) receipt of all approvals which may be required under the Irish Screening of Third Country Transactions Act 2023 from the Irish Minister for Enterprise, Trade and Employment for the transfer of the Transferred Assets; (iv) receipt of all requisite regulatory consents, approvals, authorizations, qualifications and necessary orders from the Governmental Authorities in respect of the transactions contemplated by the Purchase Agreement or the Ancillary Agreements; (v) satisfaction or waiver of all conditions precedent to the Effective Date of the Chapter 11 Plan; (vi) entry of the Confirmation Order by the Bankruptcy Court, with the Confirmation Order being a Final Order; (vii) solely relating to the Canadian Debtors, entry of the Canadian Plan Recognition Order by the Canadian Court, with the Canadian Plan Recognition Order being the Final Order; and (viii) solely relating to the Canadian Debtors, obtainment of the Competition Act Approval and the ICA Approval, in each case, if required.

Termination and Fees

The Purchase Agreement contains termination rights in favor of the Company and the Buyers. In the event of termination of the Purchase Agreement, there will be no liability on the part of any Party, except for broker’s fees and finder’s fees to the extent such fees are due and owing pursuant to and solely to the extent required by the terms of an executed engagement letter with the Debtors or the Cash Collateral Order, and any liability pursuant to the provisions of certain sections of the Purchase Agreement that according to their nature survive the termination of the Purchase Agreement.

Representations, Warranties and Covenants

The Purchase Agreement contains customary representations, warranties and covenants by the Parties, including a covenant to cooperate as required to obtain or transfer any necessary governmental approvals.

The foregoing description of the Purchase Agreement, the Ancillary Agreements and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is attached as Exhibit 2.1 and is incorporated by reference herein. The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Sellers, the Buyers or their respective Affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates set forth therein, were solely for the benefit of the Parties, may be subject to limitations agreed upon by the Parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the Parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the Parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Parties or any of their Affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, the Sellers and the Buyers and the transactions contemplated by the Purchase Agreement and the Plan that will be contained in or attached as an annex to any the other filings that the Company will make with the U.S. Securities and Exchange Commission.

Item 1.03	Bankruptcy or Receivership

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation, including, but not limited to, statements with respect to the chapter 11 proceedings, the Company’s emergence from bankruptcy, and any other statements that refer to expected, estimated or anticipated future results or that do not relate solely to historical facts. Statements including words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “will,” “may,” “look forward,” “guidance,” “future,” “potential” or similar expressions are forward-looking statements. All forward-looking statements in this communication reflect the Company’s current views as of the date of this communication about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to it and on assumptions it has made. Actual results may differ materially and adversely from current expectations based on a number of factors, including, among other things, the following: the timing, impact or results of any pending or future litigation, investigations, proceedings or claims, including opioid, tax and antitrust related matters; actual or contingent liabilities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; the risks and uncertainties associated with chapter 11 proceedings and the Company’s emergence from bankruptcy; the negative impacts on the Company’s businesses as a result of filing for and operating under chapter 11 protection; the time, terms and ability to consummate the Plan; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in chapter 11 proceedings; the Company’s ability to discharge claims in chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of the Second Amended and Restated Restructuring Support Agreement dated December 28, 2023, by and between the Company and certain of its first lien creditors and any other arrangement with lenders or creditors while in chapter 11 proceedings; the Company’s ability to conduct business as usual; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during chapter 11 proceedings; adverse litigation; the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the

Bankruptcy Code; the Company’s ability to secure operating capital; the impact of competition with XIAFLEX® and the Company’s other branded or unbranded products; our ability to satisfy judgments or settlements or pursue appeals including bonding requirements; our ability to adjust to changing market conditions; our ability to attract and retain key personnel; our ability to raise new debt for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; our ability to refinance our indebtedness; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; supply chain interruptions or difficulties; changes in competitive or market conditions; changes in legislation or regulatory developments; our ability to obtain and maintain adequate protection for our intellectual property rights; the timing and uncertainty of the results of both the research and development and regulatory processes, including regulatory decisions, product recalls, withdrawals and other unusual items; domestic and foreign health care and cost containment reforms, including government pricing, tax and reimbursement policies; technological advances and patents obtained by competitors; the performance, including the approval, introduction, and consumer and physician acceptance of new products and the continuing acceptance of currently marketed products; our ability to integrate any newly acquired products into our portfolio and achieve any financial or commercial expectations; the impact that known and unknown side effects may have on market perception and consumer preference for our products; the effectiveness of advertising and other promotional campaigns; the timely and successful implementation of any strategic initiatives; unfavorable publicity regarding the misuse of opioids; the uncertainty associated with the identification of and successful consummation and execution of external corporate development initiatives and strategic partnering transactions; our ability to advance our strategic priorities, develop our product pipeline and continue to develop the market for products; the impact of Irish and other applicable laws; and our ability to obtain and successfully manufacture, maintain and distribute a sufficient supply of products to meet market demand in a timely manner. In addition, U.S. and international economic conditions, including consumer confidence and debt levels, taxation, changes in interest and currency exchange rates, international relations, capital and credit availability, the status of financial markets and institutions and the impact of continued economic volatility, can materially affect our results. Therefore, the reader is cautioned not to rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update these forward-looking statements, except as required to do so by law.

Additional information concerning risk factors, including those referenced above, can be found in press releases issued by the Company, as well as the Company’s public periodic filings with the U.S. Securities and Exchange Commission (the “SEC”) and with securities regulators in Canada, including the discussion under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Copies of the Company’s press releases and additional information about the Company are available at www.endo.com or you can contact the Company’s Investor Relations Department at relations.investor@endo.com.

9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of April 14, 2024, by and among Endo International plc, the Sellers defined therein and the Buyers defined therein.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Purchase Agreement identified therein have been omitted from this Report and will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Company Secretary

Dated: April 18, 2024